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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2005

Citigroup Inc.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdictions of incorporation)	1-9924 (Commission File Number)	52-1568099 (I.R.S. Employer Identification No.)
399 Park Avenue, New York, New York 10043 (Address of principal executive offices) (Zip Code)

(212) 559-1000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CITIGROUP INC.
Current Report on Form 8-K

Item 8.01 Other Events

        Citigroup's 2005 second quarter financial results will be released to the market on Monday, July 18, 2005. Due to the announced sale of substantially all of Citigroup's asset management business, the businesses sold will be reflected as discontinued operations in Citigroup's 2005 second quarter earnings release and financial supplement. In addition, the discontinued operations will include the 2005 second quarter results of Travelers Life & Annuity, including substantially all international insurance businesses, which was subject to a sale agreement that closed on July 1, 2005.

        To facilitate comparison and analysis, we attach and incorporate by reference herein as Exhibit 99.1 the first 5 pages of the Quarterly Financial Data Supplement with historical data restated to reflect discontinued operations as well as a separate page on the discontinued operations. The Financial Data Supplement will reflect the following significant changes:

Discontinued Operations

        On June 24, 2005, Citigroup announced the sale of substantially all of its asset management business in exchange for the broker-dealer business of Legg Mason, Inc. and other consideration. The transaction does not include Citigroup's asset management business in Mexico, its retirement services business in Latin America or its interest in the CitiStreet joint venture. Results for all of the businesses included in the sale transaction are recorded as discontinued operations.

Mexico Asset Management Business

        Asset management operations in Mexico were not included in the sale transaction. The financial results related to Citigroup's asset management operations in Mexico will be included within the North America Retail Banking—Mexico business line.

Mexico Asset Management, Latin America Retirement Services, CitiStreet

        The financial results related to Citigroup's asset management operations in Mexico will be included within the North America Retail Banking—Mexico business line. Results for Latin America retirement services are recorded in International Retail Banking—Latin America, and the CitiStreet joint venture as recorded in Smith Barney.

Item 9.01 Financial Statements and Exhibits.

  (c)
  Exhibits.

Exhibit Number
99.1	Historical Financial Data Supplement.

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIGROUP INC.
Dated: July 14, 2005
	By:	/s/ JOHN C. GERSPACH Name: John C. Gerspach Title: Controller and Chief Accounting Officer

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EXHIBIT INDEX

Exhibit Number
99.1	Historical Financial Data Supplement.

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CITIGROUP INC. Current Report on Form 8-K
SIGNATURE
EXHIBIT INDEX